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                                   Exhibit 17

                               Form of Proxy Card

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                                     Form of
                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                        PLEASE SIGN, DATE AND RETURN YOUR
                                PROXY CARD TODAY

                                        YOUR PROXY VOTE IS IMPORTANT!

                                        AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                        PHONE, OR THE INTERNET.

                                        IT SAVES MONEY! TELEPHONE AND INTERNET
                                        VOTING SAVES POSTAGE COSTS. SAVINGS
                                        WHICH CAN HELP MINIMIZE EXPENSES.

                                        IT SAVES TIME! TELEPHONE AND INTERNET
                                        VOTING IS INSTANTANEOUS - 24 HOURS A
                                        DAY.

                                        IT'S EASY! JUST FOLLOW THESE SIMPLE
                                        STEPS:

                                        1. READ YOUR PROXY STATEMENT AND HAVE IT
                                        AT HAND.

                                        2. CALL TOLL-FREE 1-866-241-6192, OR GO
                                        TO WEBSITE:
                                        HTTPS://VOTE.PROXY-DIRECT.COM

                                        3. FOLLOW THE RECORDED OR ON-SCREEN
                                        DIRECTIONS.

                                        4. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                        VOTE BY PHONE, OR INTERNET.

                  Please detach at perforation before mailing.

PROXY CARD               TRANSAMERICA IDEX MUTUAL FUNDS               PROXY CARD

                              TA IDEX JANUS GROWTH
                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 18, 2006

The undersigned hereby appoints Dennis Gallagher with full power of substitution, to vote and act with respect to all shares of the TA IDEX Janus Growth (the "Acquired Fund") which the undersigned is entitled to vote at the Special Meeting of Transamerica IDEX Mutual Funds shareholders to be held at the executive offices of Transamerica IDEX Mutual Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716, on October 18, 2006 at _____________ (Eastern time) and at any adjournment(s) or postponements thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. This proxy card will be voted as instructed. IF NO SPECIFICATION IS MADE, THE PROXY CARD WILL BE VOTED "FOR" PROPOSAL 1.

                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
                            999 9999 9999 999

                            NOTE: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.


                            ----------------------------------------------------
                            Signature(s)


                            ----------------------------------------------------
                            Signature(s)


                            ----------------------------------------------------
                            Date                                       JAN_16724

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                        PLEASE SIGN, DATE AND RETURN YOUR
                                PROXY CARD TODAY
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                  Please detach at perforation before mailing.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. EXAMPLE:

1.   To approve a Plan of Reorganization providing for     FOR  AGAINST  ABSTAIN
     the acquisition of all of the assets and liabilities  [ ]    [ ]      [ ]
     of TA IDEX Janus Growth (the "Acquired Fund") by TA
     IDEX Transamerica Equity (the "Acquiring Fund"), a series of Transamerica IDEX Mutual Funds, solely in exchange for the shares of the Acquiring Fund, followed by the complete liquidation of the Acquired
     Fund.
                                                                       JAN_16724

    PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE
                               ENCLOSED ENVELOPE.